SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 16, 2007
                                 ---------------
                Date of Report (Date of earliest event reported)



                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Nevada                         333-42036                95-4502724
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 8.01 Other Events


SOYO Inc. today announced to shareholders that the first Honeywell Consumer Electronics product to be developed, the Honeywell SecuraDrive(TM), is currently in production and will be available for sale by December 2007.

The product line will be available in 80 GB, 120 GB and 160 GB capacities and the Manufacture Suggested Retail Price (MSRP) will be $249.99, $299.99 and $349.99 USD respectively.

The Honeywell SecuraDrive(TM) contains a USB 2.0 Hi-Speed interface with transfer speeds of up to 480 Mbits per second. The SecuraDrive(TM) line is Bus powered, and each drive comes with a travel case, cables and CD Software. The SecuraDrive(TM) will utilize the Samsung SpinPoint N2 line of 1.8 inch drives which feature 8 MB buffer, 4200 RPM, and up to 1500G of non-operational linear shock. The Honeywell SecuraDrive(TM) password technology allows the user to allocate part or all of the hard drive capacity to be public or private. The Honeywell SecuraDrive(TM) line of drives are compatible with the Microsoft Windows operating systems.

SOYO Group Inc. announced to its shareholders in February 2007 that the Company signed a license agreement with Honeywell Intellectual Properties Inc. and Honeywell International Inc., effective January 1st 2007, under which SOYO will supply and market certain consumer electronics products under the Honeywell Brand.

The agreement is for a minimum period of 6.5 (six point five) years and calls for the payment of MINIMUM royalties by SOYO to Honeywell totaling $3,840,000 (Three Million, Eight Hundred and Forty Thousand Dollars U.S.). Sales levels in excess of minimum agreed targets will result in associated increases in the royalty payments due.










SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         SOYO GROUP, INC.
                                          (Registrant)





Date: October 16, 2007                   By:    /s/ MING CHOK
     -------------------                       ---------------------------
                                                Ming Chok, CEO



Date: October 16, 2007                   By:    /s/ NANCY CHU
     -------------------                       ---------------------------
                                                Nancy Chu, CFO